Exhibit 99.2

EXECUTION VERSION

VOTING AND TRANSACTION SUPPORT AGREEMENT

This VOTING AND TRANSACTION SUPPORT AGREEMENT, dated as of July 29, 2018 (this “Agreement”), is entered into by and among RLJ Entertainment, Inc., a Nevada corporation (the “Company”), Digital Entertainment Holdings LLC, a Delaware limited liability company (“Parent”), Robert L. Johnson, a natural person, The RLJ Companies, LLC, a Delaware limited liability company, and RLJ SPAC Acquisition, LLC, a Delaware limited liability company (“RLJ SPAC” and together with Robert L. Johnson and The RLJ Companies, LLC, the “Stockholder”). Capitalized terms used and not otherwise defined herein, and the term “materially delay” as used in this Agreement, shall have the respective meanings ascribed to them in the Merger Agreement (as defined below). The Company is made a party to this Agreement solely for purposes of Sections 6 and 8.

RECITALS

WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) and warrants to purchase Common Stock with an initial exercise date of May 20, 2015 (the “2015 Warrants”) set forth on Schedule A hereto (the shares of Common Stock set forth on Schedule A hereto, together with all additional shares of Common Stock that become beneficially owned by the Stockholder or any Affiliate (as defined in the Merger Agreement) of Robert L. Johnson upon the exercise of the 2015 Warrants or otherwise after the date hereof through the Expiration Date (as defined below), the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, the Company, AMC Networks Inc., a Delaware corporation (“Ultimate Parent”), Parent and River Merger Sub Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, as a condition and inducement to the willingness of Ultimate Parent, Parent and Merger Sub to enter into the Merger Agreement, Parent has required that the Stockholder and the Company agree to, and the Stockholder and Company have agreed to, enter into this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholder is entering into a Contribution Agreement with Parent, whereby the Stockholder will contribute to Parent the 2015 Warrants and Common Stock beneficially owned by the Stockholder immediately prior to the closing of the Merger (the “Contribution Agreement”); and

WHEREAS, as of the date hereof and subject to the terms and conditions herein, the Stockholder has determined to vote in favor of the Merger and the transactions contemplated by the Merger Agreement and, in furtherance thereof, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties, intending to be legally bound, hereby agree as follows:

1.Agreement to Vote.

(a)From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, the Stockholder hereby irrevocably and unconditionally agrees to be present (in person or by proxy) and vote (or cause to be voted) all of the Subject Shares as of the applicable record date: (i) in favor of the approval  of the Merger Agreement (and any other matter in connection therewith submitted by the Company to a vote of the Company’s stockholders at the Company Stockholders’ Meeting)  and (ii) against the following actions: (A)  any Acquisition Proposal and (B) any amendment of the Company’s Organizational Documents  or any action or agreement that would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, which breach would result in a failure of any of Parent’s and Merger Sub’s obligations to consummate the Merger pursuant to Section 8.2(a) or Section 8.2(b) under the Merger Agreement to be satisfied, or (2) prevent, materially delay or materially impair  the consummation of the Merger or any other transaction contemplated by the Merger Agreement. Any such vote shall be affirmatively cast by the Stockholder in accordance with applicable Law and the Company’s Organizational Documents so as to ensure that it is duly counted at the Company Stockholders’ Meeting, including for purposes of determining that a quorum is present at the Company Stockholders’ Meeting and recording the results of such vote.

(b)Solely in the event of a failure by the Stockholder to act in accordance with its obligations pursuant to Section 1(a) of this Agreement, the Stockholder hereby irrevocably grants to and appoints Parent (and any designee thereof) as such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to (i) represent the Subject Shares and (ii) vote and otherwise act (by voting at any meeting of stockholders of the Company or otherwise) with respect to the Subject Shares, in the case of each of clause (i) and clause (ii), regarding the matters referred to in Section 1(a) until the Expiration Date, to the same extent and with the same effect as the Stockholder could do under applicable Law. The proxy granted by the Stockholder pursuant to this Section 1(b) is delivered in connection with the transactions contemplated by the Merger Agreement, is coupled with an interest (including for the purposes of Nevada Revised Statutes 78.355(5)), revokes any and all prior proxies granted by the Stockholder with respect to the Subject Shares regarding the matters referred to in Section 1(a) and is irrevocable until the Expiration Date (notwithstanding, for the avoidance of doubt, whether or not such term extends beyond the date that is six months after the date of this Agreement). The Stockholder hereby ratifies and confirms all actions that the proxy appointed hereunder may lawfully do or cause to be done in accordance with this Agreement. Notwithstanding the foregoing, this proxy shall automatically be revoked on the Expiration Date. The parties acknowledge and agree that neither Parent, nor any of its Affiliates, shall owe any duty (fiduciary or otherwise), or incur any liability of any kind to any Stockholder, in connection with or as a result of the exercise of the powers granted to Parent by this Section 1(b).

2.Restrictions on Transfer of Shares and Warrants; Proxies. The Stockholder

covenants and agrees that during the period from the date of this Agreement through the Expiration Date, the Stockholder will not, directly or indirectly, (i) transfer, assign, sell, pledge, encumber, hypothecate or otherwise dispose of (whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise) or consent to any of the foregoing (“Transfer”), or cause to be Transferred, any of the 2015 Warrants or the Subject Shares (together, the “RLJ Securities”); (ii) grant any proxies (whether revocable or irrevocable) or powers of attorney, or any other authorization or consent with respect to any of the RLJ Securities (except in connection with voting by proxy at a meeting of the stockholders of the Company, as contemplated by Section 1(a) of this Agreement); (iii) deposit any of the RLJ Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the RLJ Securities; (iv) enter into any Contract with respect to the Transfer of any of the RLJ Securities; or (v) take any other action that would restrict, limit or interfere with (A) the performance of the Stockholder’s obligations hereunder or (B) the transactions contemplated by the Merger Agreement; provided, however, that the foregoing restrictions on Transfers of the RLJ Securities shall not prohibit any such Transfers by the Stockholder in connection with the transactions contemplated by the Contribution Agreement or the Merger Agreement.

3.No Solicitation. From the date hereof until the Expiration Date, neither the Stockholder nor any Affiliate of Robert L. Johnson shall, and the Stockholder shall instruct its and its Affiliate’s Representatives not to, directly or indirectly, (i) initiate, solicit, propose or  knowingly encourage or otherwise knowingly facilitate (including by way of furnishing Company information) any inquiries or the making of any proposals or offers that constitute, or that would  reasonably be expected to lead to, an Acquisition Proposal, (ii) other than to inform any Person of the existence of this Section 3 and the provisions of Section 7.2 of the Merger Agreement, participate in any discussions or negotiations with any third party regarding any Acquisition Proposal or (iii) enter into any Agreement related to an Acquisition Proposal. The Stockholder agrees to notify and promptly furnish to each of the Special Committee and Parent any communications or documentation that the Stockholder or any of his Affiliates receives relating to an Acquisition Proposal to the extent it is not apparent on the face of such communication or documentation received by the Stockholder or any of his Affiliates that the same was concurrently provided directly to the Special Committee and to Parent.

4.Documentation and Information; Publication. The Stockholder hereby (a) consents to and authorizes the publication and disclosure by the Company, Parent and/or their respective Affiliates of its identity and holdings of the Subject Shares and the nature of its commitments and obligations under this Agreement in any announcement, the Proxy Statement, Schedule 13E-3 or any other disclosure document or filing with or notice to a Governmental Entity in connection with the transactions contemplated by the Merger Agreement and the Contribution Agreement, and (b) agrees as promptly as practicable to give to the Company and Parent any information it may reasonably require for the preparation of any such disclosure documents. The Stockholder hereby agrees to as promptly as practicable notify the Company and Parent of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document, filing or notice if and to the extent that it contains any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as required by applicable Law, neither the Stockholder nor any Affiliate of Robert L. Johnson, nor any of its or their Representatives, shall issue or cause the publication of any press release or make any other public announcement with respect to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior consent of each of Parent and the Special Committee.

5.Representations and Warranties of the Stockholder. Each of Robert L. Johnson, The RLJ Companies, LLC and RLJ SPAC, severally and jointly, hereby represents and warrants to Parent and the Company as follows (and as used in this Section 5, “Stockholder” shall mean each of Robert L. Johnson, The RLJ Companies, LLC and RLJ SPAC):

(a)Organization; Good Standing. The Stockholder, if not a natural person, is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(b)Authority. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)Consents and Approvals. Other than as provided in the Merger Agreement and except for any filings by the Stockholder with the SEC, the execution, delivery and performance by the Stockholder of this Agreement does not require any action by or in respect of, or any notice, report or other filing by the Stockholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Entity other than any actions or filings the absence of which would not reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated by the Merger Agreement or the Stockholder’s ability to observe and perform the Stockholder’s obligations hereunder.

(d)No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will (with or without notice or the passage of time or both) (i) violate, conflict with, result in a breach of, constitute a default under (with or without notice or lapse of time or both), or give rise to a right of termination, cancellation, first offer, first refusal, modification or acceleration of, any obligation under the organizational documents (if the Stockholder is not a natural person) of, any Contract of or Law applicable to, the Stockholder, or (ii) result in the creation of any lien, charge, pledge, security interest, claim or other encumbrance (“Lien”) upon any of the properties or assets of the Stockholder, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably likely to prevent or materially delay or materially impair the performance of the Stockholder’s obligations under this Agreement.

(e)Litigation. There are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or threatened against the Stockholder that seek to enjoin, or are reasonably likely to have the effect of preventing, making illegal or otherwise interfering with, the performance of the Stockholder’s obligations under this Agreement.

(f)Ownership of RLJ Securities; Voting Power. The Stockholder is the record and/or beneficial owner of, and has good and marketable title to, the RLJ Securities set forth on Schedule A hereto, free and clear of any and all Liens and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the RLJ Securities), other than any Liens (i) arising hereunder or under the Merger Agreement, the Contribution Agreement, the Stockholders’ Agreement, dated as of October 14, 2016, by and among the Company, Parent, Robert L. Johnson and RLJ SPAC (the “2016 Stockholders’ Agreement”), the Waiver Agreement, dated as of August 19, 2016, by and among the Company, Parent, Robert L. Johnson and RLJ SPAC (the “2016 Waiver Agreement”), or the Voting Agreement, dated as of August 19, 2016, by and among the Company, Parent, Robert L. Johnson and RLJ SPAC, or (ii) imposed by federal or state securities Laws. Neither the Stockholder nor any other Affiliate of Robert L. Johnson owns, of record or beneficially, any shares of Common Stock (or any securities convertible or exchangeable for Common Stock) other than the RLJ Securities set forth on Schedule A hereto. The Stockholder has, and will have at the time of the applicable stockholder meeting, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of, the Subject Shares, and none of the RLJ Securities is subject to any agreement, arrangement or restriction that would prevent or delay the Stockholder’s ability to perform its obligations hereunder. There are no agreements or arrangements of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of the RLJ Securities set forth on Schedule A hereto (other than arising hereunder or under the Merger Agreement, the Contribution Agreement, the 2016 Stockholders’ Agreement or the 2016 Waiver Agreement), and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the RLJ Securities.

(g)Additional Company Stock. For the avoidance of doubt, any additional shares of Common Stock with respect to which the Stockholder or any controlled Affiliate of Robert L. Johnson acquires record or beneficial ownership after the date hereof, including by exercise of the 2015 Warrants, shall automatically become subject to the terms of this Agreement as though owned by such Stockholder as of the date hereof.

(h)Adjustments. The Stockholder hereby agrees that in the event of any stock split, stock combination (including by way of reverse stock split), stock dividend, reclassification, exchange of shares or other similar transaction affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(i)Reliance by Parent. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

(j)Other Agreements. Except for this Agreement, the Stockholder has not: (a) taken any action that would or would reasonably be expected to (i) constitute or result in a breach hereof, (ii) make any representation or warranty of the Stockholder set forth in this Section 5 untrue or incorrect, or (iii) have the effect of preventing or disabling the Stockholder from performing any of its obligations under this Agreement; (b) granted any proxies or powers of attorney, or any other authorization or consent with respect to any of the Subject Shares with respect to the matters set forth in Section 1(a); or (c) deposited any of the RLJ Securities into a separate voting trust or entered into a voting agreement or arrangement with respect to any of the Subject Shares.

6.Representations and Warranties of the Company. The Company hereby represents and warrants to Parent and the Stockholder as follows:

(a)	Organization; Good Standing. The Company is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Nevada.
(b)

Authority. The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)

Consents and Approvals. Other than as provided in the Merger Agreement and any publicly available filings by the Company with the SEC, the execution, delivery and performance by the Company of this Agreement does not require any consent, approval, authorization or permit of, filing with or notification to any Governmental Entity, other than any consent, approval, authorization, permit, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Merger.

7.Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder and the Company as follows:

(a)	Organization; Good Standing. Parent is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware.
(b)

Authority. Parent has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c)

Consents and Approvals. Other than as provided in the Merger Agreement and any publicly available filings by Parent with the SEC, the execution, delivery and performance by Parent of this Agreement does not require any consent, approval, authorization or permit of, filing with or notification to any Governmental Entity, other than any consent, approval, authorization, permit, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Merger.

8.Stop Transfer; Changes in Subject Shares.

(a)

The Stockholder hereby agrees with, and covenants to, Parent that (i) this Agreement and the obligations hereunder shall attach to the RLJ Securities and shall be binding upon any Person or entity to which legal or beneficial ownership shall pass, whether by operation of law or otherwise, including its successors or assigns; and (ii) other than as permitted by this Agreement, the Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the RLJ Securities. Notwithstanding any Transfer, the Stockholder shall remain liable for the performance of all of its obligations under this Agreement.

(b)

The Company hereby acknowledges the restrictions on Transfers of the RLJ Securities contained in Section 2. The Company agrees not to register the Transfer of any certificate or uncertificated interest representing any RLJ Security unless such Transfer is made in compliance with this Agreement.

9.Termination. This Agreement shall automatically terminate without further action upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms (including, for the avoidance of doubt, in accordance with Sections 9.2(b) and 9.3(b) of the Merger Agreement) and (c) the effective date of a written agreement of the parties hereto terminating this Agreement (the date and time at which the earliest of clause (a), clause (b) and clause (c) occurs being, the “Expiration Date”). Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 9 shall relieve any party from liability for any breach of this Agreement occurring prior to the termination hereof; and (ii) the provisions of this Section 9 and Section 11 through Section 19 shall survive any termination of this Agreement.

10.Definition of “Beneficial Ownership”. For purposes of this Agreement, “beneficial ownership” with respect to (or to “beneficially own”) any securities shall mean having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, including pursuant to any agreement, arrangement or understanding, whether or not in writing.

11.Further Assurances. The Stockholder shall execute and deliver, or cause to be executed and delivered, such additional instruments and other documents and shall take such further actions as Parent or the Company may reasonably request for the purpose of carrying out and complying with all of the terms of this Agreement and the transactions contemplated thereby.

Notices

. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission) and shall be given,

if to the Company, to:

RLJ Entertainment, Inc. 8515 Georgia Avenue, Suite 650 Silver Spring, Maryland 20910 Attention: Miguel Penella Facsimile No.: (301) 608-9313 E-mail: mpenella@rljentertainment.com with copies (which shall not constitute notice) to each of :

Arent Fox LLP
1717 K Street, NW
Washington, D.C. 20006
Attention:  Jeffrey E. Jordan
Facsimile No.:  (202) 857-6395
E-mail:  jeffrey.jordan@arentfox.com

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland 20910
Attention:  Andor Lazslo and Scott Royster
Facsimile No.:  (301) 608-9313
E-mail:  alazslo@rljentertainment.com / sroyster@rljentertainment.com

                                     -and-

            Greenberg Traurig, LLP

            MetLife Building

            200 Park Avenue

            New York, NY 10166

            Attention: Clifford E. Neimeth

            Facsimile No. (212) 805-9383

            E-mail: neimethc@gtlaw.com

if to Parent, to:

AMC Networks Inc. 11 Penn Plaza New York, New York 10001 Attention: Jamie Gallagher, EVP and General Counsel Facsimile No.: (646) 273-3789 E-mail: jamie.gallagher@amcnetworks.com with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP 125 Broad St. New York, NY 10004 Attention: Brian E. Hamilton Facsimile No.: (212) 558-3588 E-mail: hamiltonb@sullcrom.com if to the Stockholder, to:

The RLJ Companies, LLC 3 Bethesda Metro Center, Suite 1000 Bethesda, MD 20814 Attention: H. Van Sinclair Facsimile No.: (202) 280-7750 E-mail: Van@rljcompanies.com or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email (i) at or prior to 5:30 p.m. (New York City time) on a Business Day or (ii) on a day that is not a Business Day or after 5:30 p.m. (New York City time) on a Business Day if such transmission is confirmed by the recipient, (b) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given

13.Amendment; Waivers.

(a)Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by a duly authorized officer of each party to this Agreement or, in the case of a waiver, by a duly authorized officer of each party against whom the waiver is to be effective.

(b)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

14.Fees and Expenses. All costs and expenses incurred in connection with this Agreement, including fees and expenses of financial advisors, financial sponsors, legal counsel and other advisors, shall be paid by the party incurring such cost or expense, whether or not the transactions contemplated by the Merger Agreement are consummated.

15.Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties to this Agreement.  Any purported assignment in violation of this Agreement is void.  This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors and assigns.

16.Governing Law; Jurisdiction.

(a)This Agreement shall be governed by and construed in accordance with the Laws of the State of Nevada, without regard to the conflict of law principles of such state to the extent that such principles would have the effect of applying the Laws of, or directing a matter to, another jurisdiction.

(b)The parties hereto irrevocably agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be exclusively brought in the state and federal courts sitting in the Clark County, Nevada, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably agrees not to assert, and hereby waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12 shall be deemed effective service of process on such party.

17.WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY BE CONNECTED WITH, ARISE OUT OF OR OTHERWISE RELATE TO THIS AGREEMENT IS EXPECTED TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY KNOWINGLY AND INTENTIONALLY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, DIRECTLY OR INDIRECTLY, CONNECTED WITH, ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES THAT (i) NO REPRESENTATIVE OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) IT MAKES THIS WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

18.Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument (including signatures delivered via facsimile or e-mail) and all of which together shall constitute the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.

Entire Agreement

. This Agreement, together with the Merger Agreement and the Contribution Agreement, constitutes the entire agreement among the applicable parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, among the applicable parties with respect to the subject matter hereof and thereof.

20.Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

21.Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by Law, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at law would be adequate is hereby waived.

22.Interpretation; Construction.

(a)

The headings and other captions in this Agreement are for convenience and reference only, do not constitute a part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(b)

The parties have participated jointly in negotiating and drafting this Agreement.  In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

23.Stockholder Capacity Only.  The parties to this Agreement hereby acknowledge and agree that Robert L. Johnson is entering into this Agreement solely in his capacity as a beneficial owner of Common Stock, 2015 Warrants and other securities of the Company and not in his capacity as a director or officer of the Company. Accordingly, notwithstanding anything express or implied to the contrary set forth in this Agreement, no provision in this Agreement is intended to, nor shall any provision of this Agreement, operate in any way to limit, restrict or prevent Robert L. Johnson from making any determination or taking or omitting to take any action in accordance with his fiduciary duties under applicable Law as they may pertain to his capacity as a director or officer of the Company.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

RLJ ENTERTAINMENT, INC. (solely for purposes of Sections 6 and 8)

By:	/s/ MIGUEL PENELLA
Name: Miguel Penella
Title: Chief Executive Officer

[Signature Page to Voting and Transaction Support Agreement]

DIGITAL ENTERTAINMENT HOLDINGS LLC

By:	/s/ JOSHUA SAPAN
Name: Joshua Sapan
Title: President and CEO

[Signature Page to Voting and Transaction Support Agreement]

ROBERT L. JOHNSON

By:	/s/ ROBERT L. JOHNSON

THE RLJ COMPANIES, LLC

By:	/s/ ROBERT L. JOHNSON
Name: Robert L. Johnson
Title: Chairman and Founder

RLJ SPAC ACQUISITION, LLC

By:	/s/ H. VAN SINCLAIR
Name: H. Van Sinclair
Title: President and CEO

SCHEDULE A

Name of Stockholder	Shares of Common Stock	2015 Warrants	Shares of Common Stock Purchasable by Warrants Held	Total Common Stock Beneficially Owned
RLJ SPAC Acquisition, LLC / The RLJ Companies, LLC / Robert L. Johnson[1] 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814	6,794.465	1	1,500,000	8,294,465

[1]	The RLJ Companies, LLC is the sole manager and voting member of RLJ SPAC Acquisition, LLC, and Robert L. Johnson is the sole manager and voting member of The RLJ Companies, LLC.